     As filed with the Securities and Exchange Commission on June 29, 2000
                              Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           CALIPER TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

                DELAWARE                              33-0675808
        (State of Incorporation)          (I.R.S. Employer Identification No.)

                              --------------------

                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
                                 (650) 623-0700
                    (Address of principal executive offices)

                              --------------------

                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)


                                JAMES L. KNIGHTON
                             CHIEF FINANCIAL OFFICER
                           CALIPER TECHNOLOGIES CORP.
                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
                                 (650) 623-0700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   COPIES TO:
                              BRETT D. WHITE, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 843-5000

                              --------------------

                         CALCULATION OF REGISTRATION FEE

========================================================================================================

                                             PROPOSED MAXIMUM    PROPOSED MAXIMUM
 TITLE OF SECURITIES      AMOUNT TO BE           OFFERING            AGGREGATE           AMOUNT OF
  TO BE REGISTERED       REGISTERED (1)      PRICE PER SHARE (2) OFFERING PRICE (2)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------
  Common Stock (par
    value $0.001)           1,624,521            $45.3125         $73,611,107.81         $19,433.33
========================================================================================================

(1) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The registration fee is based on (1) the estimated price of 1,439,198 shares available for grant under the 1999 Equity Incentive Plan, (2) the estimated price of 115,827 shares available for grant under the 1999 Employee Stock Purchase Plan and (3) the estimated price of 69,496 shares available for grant under the 1999 Non-Employee Directors' Stock Option Plan. The price per share and aggregate offering price of the shares to be offered under the these plans are based upon the average of the high and low prices of the Registrant's Common Stock on June 27, 2000 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Act). The registration fee is calculated as follows:

        -----------------------------------------------------------------------------------
        Plan                    Number of    Offering       Offering     Registration Fee
                                Shares to      Price                        (Offering x
                                be Offered                                   0.000264)
        -----------------------------------------------------------------------------------
        1999 Equity             1,439,198     $45.3125   $65,213,659.37     $17,216.40
        Incentive Plan
        -----------------------------------------------------------------------------------
        1999 Employee Stock      115,827      $45.3125   $5,248,410.94       $1,385.58
        Purchase Plan
        -----------------------------------------------------------------------------------
        1999 Non-Employee         69,496      $45.3125   $3,149,037.50        $831.35
        Directors' Stock
        Option Plan
        -----------------------------------------------------------------------------------


        Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-95007


        The contents of Registration Statement on Form S-8 No. 333-95007 filed with the Securities and Exchange Commission on January 20, 2000 are incorporated by reference herein.

                                    EXHIBITS

  EXHIBIT
  NUMBER                               DESCRIPTION
     4.1(1)  Amended and Restated Certificate of Incorporation of the
             Registrant.

     4.2(1)  Amended and Restated Bylaws of the Registrant.

     4.3(1)  Specimen Stock Certificate.

     5.1     Opinion of Cooley Godward LLP.

    23.1     Consent of Ernst & Young LLP, independent auditors.

    23.2     Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

    24.1     Power of Attorney. Reference is made to Signature Page.

    99.2(2)  1999 Equity Incentive Plan.

    99.3(2)  1999 Employee Stock Purchase Plan.

    99.4(2)  1999 Non-Employee Directors' Stock Option Plan.


(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-88827), as amended through the date hereof and incorporated herein by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-95007), and incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, June 29, 2000.

                                    Caliper Technologies Corp.

                                    By: /s/ James L. Knighton
                                       -----------------------------------------
                                    James L. Knighton
                                    Chief Financial Officer



                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel L. Kisner, M.D. and James L. Knighton, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                                 TITLE                             DATE
          SIGNATURE
                                 President, Chief Executive Officer and
-----------------------------    Director (Principal Executive Officer)
    Daniel L. Kisner, M.D.

/s/ James L. Knighton                   Chief Financial Officer               June 29 2000
-----------------------------      (Principal Financial and Accounting
    James L. Knighton                           Officer)

                                                Director
-----------------------------
    David L. Milligan, Ph.D.

/s/ Anthony B. Evnin, Ph.D.                     Director                      June 29, 2000
-----------------------------
    Anthony B. Evnin, Ph.D.

/s/ Charles M. Hartman                          Director                      June 29, 2000
-----------------------------
    Charles M. Hartman

/s/ Regis P. McKenna                            Director                      June 29, 2000
-----------------------------
    Regis P. McKenna

                                                Director
-----------------------------
    Robert T. Nelson

/s/ Michael Steinmetz, Ph.D.                    Director                      June 29, 2000
-----------------------------
    Michael Steinmetz, Ph.D.

EXHIBIT INDEX

  EXHIBIT
  NUMBER                               DESCRIPTION
     4.1(1)  Amended and Restated Certificate of Incorporation of the
             Registrant.

     4.2(1)  Amended and Restated Bylaws of the Registrant.

     4.3(1)  Specimen Stock Certificate.

     5.1     Opinion of Cooley Godward LLP.

    23.1     Consent of Ernst & Young LLP, independent auditors.

    23.2     Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

    24.1     Power of Attorney. Reference is made to Signature Page.

    99.2(2)  1999 Equity Incentive Plan.

    99.3(2)  1999 Employee Stock Purchase Plan.

    99.4(2)  1999 Non-Employee Directors' Stock Option Plan.


(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-88827), as amended through the date hereof and incorporated herein by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-95007), and incorporated herein by reference.